           YN

                     INCORPORATED                        OF THE STATE
                      UNDER THE LAWS                    OF NEW YORK.


                                 GENERAL ELECTRIC COMPANY
                                                            SEE REVERSE AS TO
                                                              ABBREVIATIONS

                                                            CUSIP 369604 10 3

           This Certifies That

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           is the owner of

                FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

           of General Electric Company transferable in person or by duly authorized attorney on the books of the Company upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Company and the signatures of the duly authorized officers.

                                 AUTHORIZED SHARES

   The Company will furnish to any shareholder without charge, upon request addressed to its executive office or any of its transfer offices, a full statement of the designation, relative rights, preferences and limitations of the shares of each authorized class, and of each series of preferred shares authorized to be issued, so far as the same may have been fixed, and a statement of the authority of the board of directors to designate and fix the relative rights, preferences and limitations of other series.

   The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written in full according to applicable laws or regulations:




ADM  Administrator(s)         EX      Executor(s)                       TEN ENT           As tenants by the entireties
      administratrix(ices)             executrix(ices)                  TR                Trustee(s)
COMM Committee(s)             FBO     For the benefit of                UA                Under Agreement
CONS Conservator(s)           GDN     Guardian                          UNIF GIFT MIN ACT Uniform Gifts to Minors Act
CUST Custodian                JT TEN  As joint tenants with right of    UW                Under last will and testatment
EST  Estate                           survivorship and not as tenants
                                      in common
                              TEN COM As tenants in common


      Additional abbreviations may also be used though not in the above list

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers into

                                      PLEASE INSERT SOCIAL SECURITY OR OTHER
                                          IDENTIFYING NUMBER OF ASSIGNEE
                                   --------------------------------------------

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   Please print or typewrite name and address including zip code of assignee

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------------------------------------------------------------------------ Shares

                                      PLEASE INSERT SOCIAL SECURITY OR OTHER
                                          IDENTIFYING NUMBER OF ASSIGNEE
                                   --------------------------------------------

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   Please print or typewrite name and address including zip code of assignee

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------------------------------------------------------------------------ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated:
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                                         X
                                           ------------------------------------

                                         X
                                           ------------------------------------
                                           NOTICE: THE SIGNATURE TO THIS
                                           ASSIGNMENT MUST CORRESPOND WITH
                                           THE NAME AS WRITTEN UPON THE
                                           FACE OF THE CERTIFICATE IN EVENT
                                           PARTICULAR WITHOUT ALTERATION ON
                                           ENLARGEMENT OR ANY CHANGE WHATEVER
                                           SUCH SIGNATURE MUST BE GUARANTEED
                                           BY AN ELIGIBLE GUARANTOR
                                           INSTITUTION SUCH AS A COMMERCIAL
                                           BANK TRUST COMPANY SECURITIES
                                           BROKER/DEALER, CREDIT UNION OR A
                                           SAVINGS ASSOCIATION PARTICIPATING
                                           IN A MEDALLION PROGRAM APPROVED BY
                                           THE SECURITIES TRANSFER
                                           ASSOCIATION, INC.

 (Affix Medallion Signature Guarantee Imprint)